FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

ADCPB BALANCE
-------------
Initial ADCPB                                                      85,790,915.00
Prior Month ADCPB                                                  39,518,480.99
Current Month ADCPB (Before addition of New Property)              37,827,261.63
Base Principal Amount (Prior - Current)                             1,691,219.36
Add:  ADCPB of New Transferred Property                                     0.00
Ending ADCPB (Current + ADCPB of New Property)                     37,827,261.63

CLASS A INTEREST SCHEDULE
-------------------------

      Prior Month Class A Principal Balance                        33,408,070.68
      Class A Certificate Rate                                              6.85%
      One twelfth of Class A Certificate Rate                               0.57%
      Class A Certificate Interest                                    190,704.40
      Prior Month Class A Overdue Interest                                  0.00

      Class A Interest Due                                            190,704.40
      Class A Interest Paid                                           190,704.40

      Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

      Prior Month Class A Principal Balance                        33,408,070.68
      Class A Percentage                                                   86.00%
      Base Principal Amount                                         1,691,219.36
                                                                   -------------
      Class A Base Principal Distribution Amount                    1,454,448.65
      Prior Month Class A Overdue Principal                                 0.00
                                                                   -------------
      Total A Note Principal Due                                    1,454,448.65
      Additional amount due for floor payment                          44,391.83
      Additional Class A Principal Due                                      0.00
                                                                   -------------
      Class A Principal Paid                                        1,498,840.48

      Class A Overdue Principal                                             0.00
                                                                   -------------
      Current Month Class A Principal Balance                      31,909,230.21

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

CLASS B-1 INTEREST SCHEDULE
---------------------------
      Prior Month Class B-1 Principal Balance                       1,553,864.14
      Class B-1 Certificate Rate                                            7.63%
      One twelfth of Class B-1 Certificate Rate                             0.64%
      Class B-1 Certificate Interest                                    9,879.99
      Prior Month Class B-1 Overdue Interest                                0.00

      Class B-1 Interest Due                                            9,879.99
      Class B-1 Interest Paid                                           9,879.99

      Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

      Prior Month Class B-1 Principal Balance                       1,553,864.14
      Class B-1 Percentage                                                  4.00%
      Base Principal Amount                                         1,691,219.36
      Class B-1 Base Principal Distribution Amount                     67,648.77
      Prior Month B-1 Overdue Principal                                     0.00
      Additional amount due for floor payment                           2,064.74
                                                                   -------------
      Total B-1 Note Principal Due                                     69,713.51

      Class B-1 Principal Paid                                         69,713.51


      Class B-1 Overdue Principal                                           0.00

      Current Month Class B-1 Principal Balance                     1,484,150.64

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

CLASS B-2 INTEREST SCHEDULE
---------------------------

      Prior Month Class B-2 Principal Balance                       1,553,864.14
      Class B-2 Certificate Rate                                            8.17%
      One twelfth of Class B-2 Certificate Rate                             0.68%
      Class B-2 Certificate Interest                                   10,579.23
      Prior Month Class B-2 Overdue Interest                                0.00

      Class B-2 Interest Due                                           10,579.23
      Class B-2 Interest Paid                                          10,579.23

      Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

      Prior Month Class B-2 Principal Balance                       1,553,864.14
      Class B-2 Percentage                                                  4.00%
      Base Principal Amount                                         1,691,219.36
      Class B-2 Base Principal Distribution Amount                     67,648.77
      Prior Month B-1 Overdue Principal                                     0.00
      Additional amount due for floor payment                           2,064.74
                                                                   -------------
      Total B-1 Note Principal Due                                     69,713.51

      Class B-2 Principal Paid                                         69,713.51

      Class B-2 Overdue Principal                                           0.00

      Current Month Class B-2 Principal Balance                     1,484,150.64

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

FLOOR TEST

      Initial ADCPB                                                                   85,790,915.00
      Floor percent                                                                            3.50%
                                                                                      -------------
      Floor                                                                            3,002,682.03

      Ending ADCPB                                                                    37,827,261.63

      less
      Beginning Balance - Class A                           33,408,071
      Beginning Balance - Class B1                           1,553,864
      Beginning Balance - Class B2                           1,553,864
                                                            ----------
                                                            36,515,799
      less
      Current Month Payment - Class A                        1,454,449
      Current Month Payment - Class B1                          67,649
      Current Month Payment - Class B2                          67,649
                                                            ----------
                                                             1,589,746                34,926,052.78

      Excess of ending ADCPB over Note
        balance after initial payments                                                 2,901,208.85

      Excess (deficit) of excess balance over floor                                     (101,473.17)
      Cash available after payment of regular payments                                    48,521.30
                                                                                      -------------
      Additional payment to certificate holders                                           48,521.30

ADJUSTED FLOOR TEST
      Ending ADCPB                                                                    37,827,261.63

      less
      Beginning Balance - Class A                           33,408,071
      Beginning Balance - Class B1                           1,553,864
      Beginning Balance - Class B2                           1,553,864
                                                            ----------
                                                            36,515,799
      less
      Current Month Payment - Class A                        1,498,840
      Current Month Payment - Class B1                          69,714
      Current Month Payment - Class B2                          69,714
                                                            ----------
                                                             1,638,267                34,877,531.48

      Excess of ending ADCPB over Note balance
        after initial payments                                                         2,949,730.15

      Excess (deficit) of excess balance over floor                                      (52,951.87)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

SERVICING FEE SCHEDULE
----------------------

      Prior Month ADCPB                                     39,518,481
      Servicer Fee Rate                                         0.5000%
      One-twelfth                                               0.0417%
      Servicer Fee                                           16,466.03

      Prior Servicer Fee Arrearage                                0.00
      Servicer Fee Due                                       16,466.03

      Servicer Fee Paid                                      16,466.03

      Current Servicing Fee Arrearage                             0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

      Prior Month ADCPB                                     39,518,481
      Back-Up Servicer Fee Rate                                 0.0130%
      One-twelfth                                               0.0011%
      Back-up Servicer Fee                                      428.12

      Prior Back-Up Servicer Fee Arrearage                        0.00
      Total Back-Up Servicer Fee Due                            428.12

      Back-Up Servicer Fee Paid                                 428.12

      Current Back-Up Servicing Fee Arrearage                     0.00


TRUSTEE FEE SCHEDULE
--------------------

      Trustee Fee                                               291.67
      Trustee Fee Rate                                          0.0100%

      Prior Trustee Fee Arrearage                                 0.00
      Total Trustee Fee Due                                     291.67

      Trustee Fee Paid                                          291.67

      Current Trustee Fee Arrearage                               0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

      Class A Certificate Principal Balance              33,408,070.68
      Monthly Premium Rate                                      0.0208%
      Prior Premium Arrearage                                     0.00
      Premium Amount Due                                      6,960.00

      Premium Amount Paid                                     6,960.00

      Current Premium Arrearage                                   0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

                                                                      NO

     (a)  Event of Servicer Termination (Yes/No)                      No
                                                                    ------

     (b)  Certificate Insurer makes an Insured Payment                No
                                                                    ------

     (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                    ------

     (b)  Delinquency Trigger Event                                   No
                                                                    ------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------                            Gross
                              Gross                       Gross                     Charge-Off
                             Defaults    Recoveries    Charge-Offs       ADCPB         Ratio
                             --------    ----------    -----------       -----         -----
      2 months prior              874        39,906       (39,031)     41,082,308      (1.14)%
      1 month prior             1,271           320           950      39,518,481       0.03%
      Current                  27,547        28,979        (1,432)     37,948,867      (0.05)%


      3 Month Gross Charge-Off Ratio                                                   (0.39)%
      Maximum Allowed                                                                   2.50%

30+ DELINQUENCIES
-----------------
                                                           Monthly
                        Delinquencies      ADCPB        Delinquencies
                        -------------      -----        -------------
      2 months prior        2,345,001    41,082,308          5.71%
      1 month prior         1,832,964    39,518,481          4.64%
      Current month         2,116,342    37,948,867          5.58%

                           Delinquency Ratio:                5.31%
                           Maximum Delinquency Ratio:        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

    (a)  Gross Defaults (>=180)                                       No
                                                                    ------

    (b)  Issuer Delinquency Trigger Ratio                             No
                                                                    ------

GROSS DEFAULTS (>=180)
----------------------

                           Monthly Gross                               Monthly
                              Defaults                ADCPB        Gross Defaults
                              --------                -----        --------------
      Current month                    0            37,948,867            0.0000%
      1 month prior                    0            39,518,481            0.0000%
      2 months prior                   0            41,082,308            0.0000%
                                      --            ----------            ------
      Sum/Average                      0            39,516,552            0.0000%
                                                                               4
                                                                          ------
      Gross Defaults                                                        0.00%

             i A           Subordinated Percentage                         11.72%
            ii B           WAL of Remaining Leases                          1.71
                           Two                                                 2
                           Ratio (i/ii)/2                                   3.43%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                      Monthly
                           Delinquencies              ADCPB        Delinquencies
                           -------------              -----        -------------
      2 months prior                   0            41,082,308              0.00%
      1 month prior              210,303            39,518,481              0.53%
      Current month                    0            37,948,867              0.00%

                           Issuer Delinquency Trigger Ratio:                0.18%
                           Maximum Ratio Allowed:                           2.50%

EARLY AMORTIZATION EVENT
------------------------

    (1)  Is Subordination Level < 14%                                 No
                                                                    ------

    (2)  Has a Gross Charge-Off Event Occurred?                       No
                                                                    ------

    (3)  Has a Delinquency Event Occurred?                            No
                                                                    ------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

Aging/Delinquency Statistics
----------------------------

                                                                ADCPB            Total
                                                                -----            -----
Current                                                      35,832,526            94.42%
31-60 Days Past Due                                           1,547,716             4.08%
61-90 Days Past Due                                             568,625             1.50%
91+ Days Past Due                                                     0             0.00%
                                                             ----------       ----------

Total                                                        37,948,867           100.00%

Certificate Factors
-------------------

Class A Notes                                               0.432490503
Class B-1 Notes                                             0.432490568
Class B-2 Notes                                             0.432490568


Substitution Limits [Section 7]
-------------------------------

ADCPB as of Cut-Off Date                                  85,790,915.00
Maximum Substitution (10% of Initial)                      8,579,091.50
Maximum Substitution for Defaulted Contracts
  (5% of Initial)                                          4,289,545.75

Prior month Cumulative ADCPB Substituted                   3,733,341.63
Current month ADCPB Substituted                              400,714.13
                                                          -------------
Cumulative ADCPB Substituted                               4,134,055.76

Prior month Cumulative ADCPB Substituted for
  Defaulted Contracts                                      1,980,863.06
Current month ADCPB Substituted Defaulted Contracts               --
                                                          -------------
Cumulative ADCPB Substituted for Defaulted Contracts       1,980,863.06

Portfolio Prepayment Statistics
-------------------------------

Prior month Cumulative ADCPB prepaid                      11,353,356.47
Current month ADCPB prepaid                                  209,190.06
                                                          -------------
Cumulative ADCPB prepaid                                  11,562,546.53

Prior month Cumulative ADCPB Defaulted                     5,266,027.92
Current month ADCPB Defaulted                                 27,546.69
                                                          -------------
Cumulative ADCPB Defaulted                                 5,293,574.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999
--------------------------------------------------------------------------------


BEGINNING ACCOUNT BALANCES                                                                     167,880.10
--------------------------

LOCKBOX ACCOUNT
---------------
       Transfer of prior period Payments not yet transferred to Collection Account            (148,322.21)
       Transfer of prior period Excluded Amounts not yet transferred                           (41,939.73)
       Collections Received [5.02 (b)(d)]                                                    1,840,548.25
       Excluded Amounts [5.02 (d)][Definition]                                                (632,189.89)
       Collections on Deposit due Collection Account [5.02 (d)]                             (1,020,811.41)

       Ending Balance                                                                          165,165.11

COLLECTION ACCOUNT
------------------
       BEGINNING BALANCE, JANUARY 1, 1999                                                                          997,060.84
       ----------------------------------

       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1999
       -------------------------------------------------------------
       Add:  Servicer Advance                                                                                      696,858.77
       Add:  Payments due Collection Account from last 2 business days prior period                                148,322.21
       Add:  Add'l transfers                                                                                             0.00
       Add:  Amounts to Collection Acct from Security deposit account                                                    0.00
       Less: Total distributions on  January 10, 1999                                                           (1,842,241.82)

       ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1999
       --------------------------------------------------------------
       Aggregate Amount of Actual Payments [6.01 b (i)]                                                          1,020,811.41
       Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                       0.00
       Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
             Account [6.01 b (iii)]                                                                                      0.00
       Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                              0.00
       Add:  Any Investment Earnings [6.01 b (v)]                                                                    2,780.82
       Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                        0.00
       Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                     0.00
       Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                               0.00
       Add:  Security Deposits Related to Prepayment                                                                     0.00
       Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                                  0.00
       Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                0.00
       Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                  0.00
       Less: Payments due Collection Acct. from last 2 business days in calendar mo                                      0.00

       Ending balance on January 31, 1999 and February 1, 1999                                                   1,023,592.23

       Add:  Servicer Advances to be deposited on Determination Date                                               609,174.15
       Add:  Payments due Collection Acct from last 3 business days                                                240,810.55
       Add:  Payments not yet transferred to the Collection Account                                                      0.00
       Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                                        0.00

       Adjusted Collection Account Balance                                                                       1,873,576.93

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


SECURITY DEPOSIT ACCOUNT
------------------------

Beginning  Balance                                                    145,424.17
Add:  Balance deposited on closing date                                     0.00
Add:  Security Deposits [6.02 b]                                            0.00
Less: Amounts to Collection Account [6.02 c]                                0.00
Add:  Investment Earnings                                                 604.24
                                                                   -------------

Ending balance on January 31, 1999                                    146,028.41

Less: Amounts to Collection Account [6.02 c]                                0.00

Adjusted Security Deposit  Account Balance                            146,028.41


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

       Beginning Balance                                                                 0.00
       -----------------
       Add:  Amount Transferred from Collection Account
             in consid. of New Trans. Property [6.05 i 1]                                0.00
       Add:  Amount Transferred to New Transferred Property
             Funding Account [6.05 ii]                                                   0.00
       Less: Amount Transferred from Collection Account in
             consid. of New Trans. Property [6.05 iii]                                   0.00
                                                                                         ----

       Ending balance on January 31, 1999                                                0.00

       Add:  Amount Transferred from Collection Account in
             consid. of New Trans. Property [6.05 i 1]                                   0.00

       Less: Amount Transferred from Collection Account in
             consid. of New Trans. Property [6.05 iii]                                   0.00
                                                                                         ----

       Adjusted New Transferred Property Funding Account Balance                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                              1,873,576.93
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

       (i)     Initial Unpaid Amts inadvertently dep. in Collection
               Account [6.06 c (i)]                                                                            0.00

       (ii)    Indemnity payments paid inadvertently dep in Collection
               Account [6.06 c (ii)]                                                                           0.00

       (iii)   Aggregate of: [6.06 c (iii)]
               (A)  Unreimbursed Servicer Advances from prior periods                                          0.00
               (B)  Servicer Fee and unpaid Servicer Fee                                                  16,466.03
               (C)  Servicing Charges inadvertently deposited in Collection
                    Account                                                                                    0.00

       (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                       428.12

       (v)     Premium Amount due on Payment Date and unpaid Premiums
               [6.06 c (v)]                                                                                6,960.00

       (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees
               [6.06 c (vi)]                                                                                 291.67

       (vii)   Class A Certificate Interest and Overdue Class A Interest
               [6.06 c (vii)]                                                                            190,704.40

       (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest
               [6.06 c (viii)]                                                                             9,879.99

       (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest
               [6.06 c (ix)]                                                                              10,579.23

       (x)     Class A Base Principal Distribution Amount and Overdue Class A
               Principal [6.06 c (x)]                                                                  1,454,448.65

       (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment
               Date [6.06 b (xi)]                                                                              0.00

       (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class
               B-1 Principal [6.06 c (xii)] provided no restricting event exists                          67,648.77


       (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class
               B-2 Principal [6.06 c (xiii)] provided no restricting event or
               issuer restricting event exists                                                            67,648.77


       (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                              0.00

       (xv)    Prepayments optionally transferred to collection account and
               disbursed in consideration of the transfer of New Transferred Property                          0.00
               not in excess of $5,000,000 [6.06 c (xv)]

       (xvi)   To the Holder of the Trust Certificate any remaining amounts
               [6.06 b (xiii)] Net of Additional Principal Distribution to Class
               A, B1 & B2.                                                                                     0.00


               a.   Class A Additional Principal Distribution Amount                                      44,391.83

               b.   Class B1 Additional Principal Distribution Amount                                      2,064.74

               c.   Class B2 Additional Principal Distribution Amount                                      2,064.74

       Reviewed By:


       --------------------------------------------------------------
       Craig M. Spencer
       Senior Vice President and
        Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

ADCPB BALANCE
-------------

Initial ADCPB                                                72,024,925.77
Prior Month ADCPB                                            44,220,113.23
Current Month ADCPB (Before addition of New Property)        41,973,503.21
Base Principal Amount (Prior - Current)                       2,246,610.02
Add:  ADCPB of New Transferred Property                               0.00
Ending ADCPB (Current + ADCPB of New Property)               41,973,503.21

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                   38,912,972.96
     Class A Certificate Rate                                         6.29%
     One twelfth of Class A Certificate Rate                          0.52%
     Class A Certificate Interest                               203,968.83
     Prior Month Class A Overdue Interest                             0.00

     Class A Interest Due                                       203,968.83
     Class A Interest Paid                                      203,968.83

     Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                   38,912,972.96
     Class A Percentage                                              88.00%
     Base Principal Amount                                    2,246,610.02
     Class A Base Principal Distribution Amount               1,977,016.81
     Prior Month Class A Overdue Principal                            0.00
     Total A Note Principal Due                               1,977,016.81

     Class A Principal Paid                                   1,977,016.81

     Class A Overdue Principal                                        0.00
                                                             -------------
     Current Month Class A Principal Balance                 36,935,956.15

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


CLASS B-1 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-1 Principal Balance             1,326,578.31
     Class B-1 Certificate Rate                                  7.01%
     One twelfth of Class B-1 Certificate Rate                   0.58%
     Class B-1 Certificate Interest                          7,749.43
     Prior Month Class B-1 Overdue Interest                      0.00

     Class B-1 Interest Due                                  7,749.43
     Class B-1 Interest Paid                                 7,749.43

     Current Month Class B-1 Overdue Interest                    0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance             1,326,578.31
     Class B-1 Percentage                                        3.00%
     Base Principal Amount                               2,246,610.02
     Class B-1 Base Principal Distribution Amount           67,398.30
     Prior Month B-1 Overdue Principal                           0.00
     Total B-1 Note Principal Due                           67,398.30
                                                        -------------

     Class B-1 Principal Paid                               67,398.30


     Class B-1 Overdue Principal                                 0.00

     Current Month Class B-1 Principal Balance           1,259,180.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


CLASS B-2 INTEREST SCHEDULE
---------------------------

     Prior Month Class B-2 Principal Balance             1,105,482.10
     Class B-2 Certificate Rate                                  8.22%
     One twelfth of Class B-2 Certificate Rate                   0.69%
     Class B-2 Certificate Interest                          7,572.55
     Prior Month Class B-2 Overdue Interest                      0.00

     Class B-2 Interest Due                                  7,572.55
     Class B-2 Interest Paid                                 7,572.55

     Current Month Class B-2 Overdue Interest                    0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance             1,105,482.10
     Class B-2 Percentage                                        2.50%
     Base Principal Amount                               2,246,610.02
     Class B-2 Base Principal Distribution Amount           56,165.25
     Prior Month B-1 Overdue Principal                           0.00
     Total B-1 Note Principal Due                           56,165.25

     Class B-2 Principal Paid                               56,165.25

     Class B-2 Overdue Principal                                 0.00

     Current Month Class B-2 Principal Balance           1,049,316.85

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


FLOOR TEST

     Initial ADCPB                                                       72,024,925.77
     Floor percent                                                                3.00%
                                                                         -------------
     Floor                                                                2,160,747.77

     Ending ADCPB                                                        41,973,503.21

     less
     Beginning Balance - Class A                      38,912,973
     Beginning Balance - Class B1                      1,326,578
     Beginning Balance - Class B2                      1,105,482
                                                     -----------
                                                      41,345,033
     less
     Current Month Payment - Class A                   1,977,017
     Current Month Payment - Class B1                     67,398
     Current Month Payment - Class B2                     56,165
                                                     -----------
                                                       2,100,580         39,244,453.01

     Excess of ending ADCPB over Note balance after initial payments      2,729,050.20

     Excess (deficit) of excess balance over floor                          568,302.43


ADJUSTED FLOOR TEST
     Ending ADCPB                                                        41,973,503.21

     less
     Beginning Balance - Class A                      38,912,973
     Beginning Balance - Class B1                      1,326,578
     Beginning Balance - Class B2                      1,105,482
                                                     -----------
                                                      41,345,033
     less
     Current Month Payment - Class A                   1,977,017
     Current Month Payment - Class B1                     67,398
     Current Month Payment - Class B2                     56,165
                                                     -----------
                                                       2,100,580         39,244,453.01

     Excess of ending ADCPB over Note balance after initial payments      2,729,050.20

     Excess (deficit) of excess balance over floor                          568,302.43

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                   44,220,113
     Servicer Fee Rate                                       0.5000%
     One-twelfth                                             0.0417%
     Servicer Fee                                         18,425.05

     Prior Servicer Fee Arrearage                              0.00
     Servicer Fee Due                                     18,425.05

     Servicer Fee Paid                                    18,425.05

     Current Servicing Fee Arrearage                           0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                   44,220,113
     Back-Up Servicer Fee Rate                               0.0200%
     One-twelfth                                             0.0017%
     Back-up Servicer Fee                                    737.00

     Prior Back-Up Servicer Fee Arrearage                      0.00
     Total Back-Up Servicer Fee Due                          737.00

     Back-Up Servicer Fee Paid                               737.00

     Current Back-Up Servicing Fee Arrearage                   0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                             291.67
     Trustee Fee Rate                                        0.0100%

     Prior Trustee Fee Arrearage                               0.00
     Total Trustee Fee Due                                   291.67

     Trustee Fee Paid                                        291.67

     Current Trustee Fee Arrearage                             0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance            38,912,972.96
     Monthly Premium Rate                                    0.0200%
     Prior Premium Arrearage                                   0.00
     Premium Amount Due                                    7,783.00

     Premium Amount Paid                                   7,783.00

     Current Premium Arrearage                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or  [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                   No
                                                               -------------

       (b) Certificate Insurer makes an Insured Payment             No
                                                               -------------

       (a) Gross Charge-Off Event (Yes/No)                          No
                                                               -------------

       (b) Delinquency Trigger Event                                No
                                                               -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                                      Gross                       Gross                       Monthly
                                     Defaults     Recoveries   Charge-Offs      ADCPB        Charge-Offs
                                     --------     ----------   -----------    ----------     -----------
           2 months prior             102,009         98,918         3,091    45,702,639            0.08%
           1 month prior               52,549         28,211        24,338    44,220,113            0.66%
           Current                    216,690        241,860       (25,170)   42,200,443           (0.72%)


           3 Month Gross Charge-Off Ratio                                                           0.01%
           Maximum Allowed                                                                          2.50%


30+ DELINQUENCIES
-----------------

                                                                        Monthly
                                  Delinquencies        ADCPB         Delinquencies
                                  -------------     ----------       -------------
           2 months prior             2,293,051     45,702,639                5.02%
           1 month prior              2,763,065     44,220,113                6.25%
           Current month              2,352,738     42,200,443                5.58%

                           Delinquency Ratio:                                 5.61%
                           Maximum Delinquency Ratio:                         7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

       (a) Gross Defaults (>=180)                                    No
                                                                -------------

       (b) Issuer Delinquency Trigger Ratio                          No
                                                                -------------


GROSS DEFAULTS (>=180)
----------------------

                                                                           Monthly
                                         Gross Defaults       ADCPB     Gross Defaults
                                         --------------    -----------  --------------
           Current                                    0     42,200,443       0.0000%
           1 month prior                              0     44,220,113       0.0000%
           2 months prior                             0     45,702,639       0.0000%
                                                     --    -----------      -------
           Sum/Average                                0     44,041,065       0.0000%
                                                                                  4
                                                                            -------
           Gross Defaults                                                      0.00%

                 i A       Subordinated Percentage                             9.00%
                ii B       WAL of Remaining Leases                             2.08
                           Two                                                 2.00
                           Ratio (i/ii)/2                                     2.17%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                        Monthly
                                  Delinquencies        ADCPB         Delinquencies
                                  -------------     ----------       -------------
           2 months prior               275,664     45,702,639           0.60%
           1 month prior                365,078     44,220,113           0.83%
           Current month                415,791     42,200,443           0.99%


                           Issuer Delinquency Trigger Ratio:             0.80%
                           Maximum Ratio Allowed:                        2.50%


EARLY AMORTIZATION EVENT
------------------------

       (1) Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                               -------------

       (2) Has a Gross Charge-Off Event Occurred?                   No
                                                               -------------

       (3) Has a Delinquency Event Occurred?                        No
                                                               -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

       Aging/Delinquency Statistics
       ----------------------------

                                                                                    ADCPB           Total
       Current                                                                      39,847,705       94.42%
       31-60 Days Past Due                                                           1,598,173        3.79%
       61-90 Days Past Due                                                             338,774        0.80%
       91+ Days Past Due                                                               415,791        0.99%
                                                                                --------------      ------

       Total                                                                        42,200,443      100.00%

       Certificate Factors

       Class A Notes                                                               0.582756014
       Class B-1 Notes                                                             0.582755949
       Class B-2 Notes                                                             0.582755992


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                                  72,024,925.77
       Maximum Substitution (10% of Initial)                                      7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)               3,601,246.29

       Prior month Cumulative ADCPB Substituted                                   3,234,855.86
       Current month ADCPB Substituted                                                      --
                                                                                --------------
       Cumulative ADCPB Substituted                                               3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                                --------------
       Cumulative ADCPB Substituted for Defaulted Contracts                       1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                                       8,367,658.73
       Current month ADCPB prepaid                                                  750,004.89
                                                                                --------------
       Cumulative ADCPB prepaid                                                   9,117,663.62

       Prior month Cumulative ADCPB Defaulted                                     3,216,511.84
       Current month ADCPB Defaulted                                                216,690.14
                                                                                --------------
       Cumulative ADCPB Defaulted                                                 3,433,201.98

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                           98,539.57
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account    (86,364.35)
     Transfer of prior period Excluded Amounts not yet transferred                  (40,426.72)
     Collections Received [5.02 (b)(d)]                                           2,406,440.60
     Excluded Amounts [5.02 (d)][Definition]                                       (865,206.85)
     Collections on Deposit due Collection Account [5.02 (d)]                    (1,275,018.30)

     Ending Balance                                                                 237,963.95


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, JANUARY 1, 1999                                                                 856,450.17
     ----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1999
     Add:  Servicer Advance                                                                             822,572.27
     Add:  Payments due Collection Account from last 2 business days prior period                        86,364.35
     Add:  Add'l transfers                                                                                    0.00
     Add:  Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on  January 10, 1999                                                  (1,765,386.79)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED FEBRUARY 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                 1,275,018.30
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]           0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                            3,102.38
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on January 31, 1999 and February 1, 1999                                          1,278,120.68

     Add: Servicer Advances to be deposited on Determination Date                                       714,751.63
     Add: Payments due Collection Acct from last 3 business days                                        447,103.71
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              2,439,976.02

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

SECURITY DEPOSIT ACCOUNT
------------------------
     Beginning  Balance                                                        0.00
     Add: Balance deposited on closing date                                    0.00
     Add: Security Deposits [6.02 b]                                           0.00
     Less: Amounts to Collection Account [6.02 c]                              0.00
     Add:  Investment Earnings                                                 0.00
                                                                               ----

     Ending balance on January 31, 1999                                        0.00

     Less: Amounts to Collection Account [6.02 c]                              0.00

     Adjusted Security Deposit  Account Balance                                0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                       0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                           0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00
                                                                                                             ----

     Ending balance on January 31, 1999                                                                      0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]           0.00
                                                                                                             ----

     Adjusted New Transferred Property Funding Account Balance                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING FEBRUARY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                           2,439,976.02
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)   Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                  0.00

     (ii)  Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                              0.00

     (iii) Aggregate of: [6.06 c (iii)]
           (A)    Unreimbursed Servicer Advances from prior periods                                                   0.00
           (B)    Servicer Fee and unpaid Servicer Fee                                                           18,425.05
           (C)    Servicing Charges inadvertently deposited in Collection Account                                     0.00

     (iv)  Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                  737.00

     (v)   Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                    7,783.00

     (vi)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                    291.67

     (vii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                             203,968.83

     (viii)Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                          7,749.43

     (ix)  Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                            7,572.55

     (x)   Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]             1,977,016.81

     (xi)  Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                        0.00

     (xii) Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]          67,398.30
           provided no restricting event exists

     (xiii)Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]         56,165.25
           provided no restricting event or issuer restricting event exists

     (xiv) Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                         0.00

     (xv)  Prepayments optionally transferred to collection account and disbursed in                                  0.00
           consideration of the transfer of New Transferred Property not in excess of
           $5,000,000 [6.06 c (xv)]

     (xvi) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                          92,868.13


     Reviewed By:



     ----------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer